INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
             Proxy State Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)


 Filed by the Registrant [X]
 Filed by a Party other than the Registrant [ ]

 Check the appropriate box:
 [X] Preliminary Proxy Statement           [ ] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule14A-6(e)(2))
 [ ] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Under Rule 14a-12

                           INTERNATIONAL ISOTOPES INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

         (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):
         [ ] No Fee Required.
         [ ] Fee computed on table below per  Exchange Act Rules 14a-6(i)(1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:

 _______________________________________________________________________________
         (2) Aggregate number of securities to which transaction applies:

 _______________________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 _______________________________________________________________________________
         (4) Proposed maximum aggregate value of transaction:

 _______________________________________________________________________________
         (5) Total fee paid:

 _______________________________________________________________________________
         [ ] Fee paid previously with preliminary materials:

 _______________________________________________________________________________
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

 _______________________________________________________________________________
         (2) Form, Schedule or Registration Statement No.:

 _______________________________________________________________________________
         (3) Filing Party:

 _______________________________________________________________________________
         (4) Date Filed:

                           INTERNATIONAL ISOTOPES INC.

                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 2003

                                 ---------------

 To the Shareholders of
 INTERNATIONAL ISOTOPES INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of International Isotopes Inc. (the "Company"), a Texas corporation, will be held at O'Hara's, 120 Cedar Street, New York, NY 10006, on Tuesday, April 29, 2003, at 2:00 p.m., eastern time, for the following purposes:

                1. To elect three (3) directors to serve until the next succeeding annual meeting and until their respective successors are elected and qualified;

                2. To ratify the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants of the Company for the fiscal year ending December 31, 2003;

                3. To approve an amendment to the Company's Articles of Incorporation to provide, in accordance with Texas law, that shareholder actions may be taken by written consent of the requisite percentage of shareholders without a shareholder meeting or a vote of all shareholders; and

                4. To transact such other business as properly may come before the meeting or any adjournment thereof.

        The close of business on March 28, 2003 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

        A Proxy Statement, form of Proxy, and copy of the Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission with respect to the Company's operations during the fiscal year ended December 31, 2002, accompany this notice.

        IT IS IMPORTANT THAT YOUR SHARES BE  REPRESENTED AT THE ANNUAL  MEETING.
 IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT TO THE ADDRESS SET FORTH ON THE REVERSE SIDE OF THE PROXY. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                  By Order of the Board of Directors

                                           STEVE T. LAFLIN
                                          President and CEO
 April __, 2003

                           INTERNATIONAL ISOTOPES INC.

                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

                                 ---------------

                                 PROXY STATEMENT

                     For the Annual Meeting of Shareholders
                          To be Held on April 29, 2003

                             SOLICITATION OF PROXIES

        This Proxy Statement is furnished to shareholders of International Isotopes Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at O'Hara's, 120 Cedar Street, New York, NY 10006 on Tuesday, April 29, 2003, at 2:00 p.m., eastern time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References herein to the "Company" include its subsidiary, unless the context otherwise requires.

        This Proxy Statement and form of Proxy are being mailed to shareholders on or about April 4, 2003. If the enclosed form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A shareholder who attends the meeting in person may revoke his or her proxy at that time and vote in person if so desired. All proxies duly signed, dated, and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

                (1) FOR the election of the three (3) nominees listed under "Election of Directors" as nominees of the Company for election as directors;

                (2) FOR the ratification of the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants of the Company for the fiscal year ending December 31, 2003; and

                (3) FOR approval of an amendment to the Company's Articles of Incorporation to provide, in accordance with Texas law, that shareholder actions may be taken by written consent of the requisite percentage of shareholders without a shareholder meeting or a vote of all shareholders.

        The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

        The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the numbers of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

                OUTSTANDING CAPITAL STOCK AND STOCK OWNERSHIP OF
                      DIRECTORS, CERTAIN EXECUTIVE OFFICERS
                           AND PRINCIPAL SHAREHOLDERS


        The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting has been established by the Board of Directors as the close of business on March 28, 2003. As of March 28, 2003, the Company had issued and outstanding and entitled to vote at the Annual Meeting 95,581,135 shares of Common Stock, par value $.01 per share ("Common Stock"). (For a description of the voting rights of the Common Stock, see "Quorum and Voting" herein.)

        The following table sets forth information as of March 28, 2003, regarding the beneficial ownership of the Company's Common Stock by each person or group known by management of the Company to own more than five percent of the outstanding shares of Common Stock of the Company, by each of the Company's executive officers named in the Summary Compensation Table below, by each of the Company's directors (and director nominees) and by all of its directors (and nominees) and executive officers as a group.

                                            Shares of Common Stock Beneficially
                                            Owned and Percentage of Outstanding
                                                        Shares as of
                                                       March 28, 2003
                Name                              Number(1)      Percent
 -----------------------------------------        ----------     -------
 John M. McCormack (2)....................        24,367,499      25.5%
 Marie C. Keane and James J. Keane (3)....        12,055,961      12.6%
 Walter O'Hearn (3).......................        12,033,463      12.6%
 William Nicholson (4)....................        14,020,286      14.7%
 Dr. Ralph M. Richart (5) ................        10,843,261      11.3%
 Steve T. Laflin (6) .....................         6,000,000       6.3%
 Christopher Grosso (7)...................         2,372,789       2.5%
 Randall O'Kane ..........................                 0         0

 Directors and executive officers as a
 group (3 persons) (3)....................        19,216,050      20.1%


 (1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.
 (2) Includes an aggregate of 10,964,409 shares owned by Mr. McCormack's children's trusts. Mr. McCormack disclaims beneficial ownership of such shares.
 (3) Includes 1,470,394 shares owned by Keane Securities Co., Inc., of which Mr. Keane and Mr. O'Hearn are officers.
 (4) Includes 5,000,000 shares in the name of Auric Partners in which Mr. Nicholson is a principal.
 (5)    Includes 679,998 shares owned by Dr. Richart's children's trusts.
 (6) Includes options to purchase 6,000,000 shares of common stock that are exercisable by Mr. Laflin within 60 days of April 30, 2003. Does not include options to purchase 5,000,000 shares of common stock granted to Mr. Laflin but not exercisable by Mr. Laflin within 60 days of April 30, 2003.
 (7)    Includes 508,137 shares owned by Diane Grosso.

        Section 16(a)     Beneficial Ownership Reporting Compliance.

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file reports relating to their ownership and change in ownership of the Company's Common Stock with the Securities and Exchange Commission and the NASD. The Company is unaware of any officers and directors of the Company who failed to timely file a Form 4 or Form 5 in connection with their purchase or sale of Common Stock.

                                QUORUM AND VOTING

        The presence, in person or by proxy, of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The affirmative vote of a majority of the voting power represented at the meeting, present in person or represented by proxy, and entitled to vote is required for the election of directors. A holder of shares of Common Stock will be entitled to one vote per share of Common Stock as to each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors. Abstentions and votes "withheld" are included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Broker non-votes are counted for purposes of determining whether a quorum is present on any particular matter only if authority to vote on the matter is granted by the respective proxy. Abstentions and broker non-votes have the effect of negative votes on matters requiring approval of a specified percentage of the outstanding shares. For matters requiring approval by the holders of a specified percentage of the voting power represented at the meeting and entitled to vote, abstentions will have the effect of negative votes but broker non-votes will have no effect.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

        Three directors will be elected at the Annual Meeting for terms expiring at the next Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified.

        Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. The proxies cannot be voted for more than three nominees. The nominees have indicated that they are able and willing to serve as directors. If any (or all) such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Shareholders may withhold authority to vote for any nominee by striking a line through the name of such nominee in the space provided for such purpose on the form of Proxy.

 Nominees for Directors

        Ralph M. Richart, M.D., age 69, was elected by the Board of Directors on January 22, 2002. The other directors elected him to serve as Chairman on April 24, 2002. Dr. Richart is a professor and Vice Chairman of the Department of Pathology at Columbia University College of Physicians and Surgeons, where he has been employed since 1963. Dr. Richart has previously served on the Board of Directors of several publicly held companies and multiple corporate medical advisory boards as well as serving as CEO in several privately held companies in the fields of medicine and electronics. Additionally his extensive experience also includes leading clinical trials resulting in FDA product approval and he has served as an advisor to medical device and pharmaceutical companies as well as the FDA.

        Steve T. Laflin, age 46, was elected to fill a vacant seat on the Board in June 2001. Mr. Laflin had been the President and General Manager of the Company's subsidiary, International Isotopes Idaho Inc., since 1996. In August 2001 Mr. Laflin was promoted from President and General Manager of the Company's wholly owned subsidiary to President and Chief Executive Officer of the Company. Mr. Laflin has a BS degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.

        Christopher Grosso, age 35, was elected as a director on April 24, 2002. He is currently a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm. During his 13 years at Kershner Grosso, Mr. Grosso has been its Senior Research Analyst and Portfolio Manager, and has led the firm's investment banking and venture capital activities. Prior to joining Kershner Grosso, he was with Howe and Rusling Investment Management and Chase Manhattan Bank. Mr. Grosso also currently serves on the board of directors of Hibernia Food, PLC. Mr. Grosso received his B.S. in business administration from Skidmore College.

 Retiring Director

        Randall O'Kane, age 43, was first elected as a director at the 2001 Annual Meeting. He is a founding member of RadQual, LLC, which was founded to develop a wide range of radioactive sources for the nuclear medicine and PET markets. From 1991 to the present he has been President and CEO of Technology Imaging Services, which sells accessories and sources to the nuclear medicine market. Mr. O'Kane is a 1980 graduate of Dartmouth College with a degree in biology. Mr. O'Kane is not standing for re-election at the 2003 Annual Meeting.

        The Board of Directors met ten (10) times during 2002. No director attended fewer than 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served.

        Audit Committee. The Audit Committee, first established in January 1997, currently consists of Dr. Ralph Richart, Christopher Grosso and Randall O'Kane. Dr. Richart and Mr. Grosso are each an "independent director" under NASD rules. Mr. O'Kane is not standing for re-election at the 2003 annual meeting. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditors. Under SEC rules, the independent auditing firm is required to report directly to the Audit Committee. The responsibility of the Audit Committee includes resolving disagreements between Company management and the auditor related to financial reporting. The Audit Committee is responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters. The committee has the authority to employ independent counsel and other advisors in connection with its duties. The Audit Committee met once during fiscal 2002.

        Compensation Committee. The Compensation Committee, established in January 1997, currently consists of Dr. Ralph Richart, Randall O'Kane and Christopher Grosso. Mr. O'Kane is not standing for re-election at the 2003 annual meeting. The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2002 Amended and Restated Long Term Incentive Plan. The Compensation Committee met once during fiscal 2002.

                                  PROPOSAL TWO

                      RATIFICATION OF SELECTION OF AUDITOR

        The Board of Directors has selected Hansen, Barnett & Maxwell as independent certified public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2003, and has determined that it would be desirable to request that the shareholders ratify such selection. The decision was approved by the audit committee of the Board of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present at the Annual Meeting in person or by proxy is necessary for the ratification of the appointment by the Board of Directors of Hansen, Barnett & Maxwell as independent certified public accountants. Representatives of Hansen, Barnett & Maxwell are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

        Although shareholder ratification is not required for the selection of Hansen, Barnett & Maxwell as the Board of Directors has the responsibility for selecting the Company's independent certified public accountants, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the shareholders' opinions, which the Board of Directors will take into consideration in future deliberations.

 Audit Fees

        The aggregate fees billed by Hansen, Barnett & Maxwell for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's form 10-Q's for fiscal year 2002 were approximately $44,000.

 Financial Information Systems Design and Implementation Fees and Other Fees

        Hansen, Barnett & Maxwell has not provided any professional services to the Company in connection with financial information systems design or implementation and has not charged the Company any other fees in addition to its audit fees.

        In addition to the amounts paid to Hansen, Barnett & Maxwell, the Company also incurred charges from Posten, Denny & Killpack of approximately $20,000 for their assistance in preparation of quarterly and annual reports.

        The Board of Directors recommends a vote FOR the ratification of Hansen, Barnett & Maxwell as independent certified public accountants of the Company for the fiscal year ending December 31, 2003.

                                 PROPOSAL THREE

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                TO PERMIT SHAREHOLDER ACTIONS BY WRITTEN CONSENT

        Article 9.10 of the Texas Business Corporation Act ("TBCA") states that a Texas corporation's Articles of Incorporation may provide that any action required by the TBCA to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Pursuant to the Company's current Articles of Incorporation and applicable Texas law, shareholders owning a majority of the Company's outstanding capital stock authorized to vote must be present in person or proxy to constitute a quorum at a meeting of shareholders. Once a quorum is present, the vote of a majority of the shares present, in person or by proxy, constitutes an act of the shareholders of the Company, with the exception of certain statutorily specified actions, such as mergers, the sale of substantially all assets or dissolution of the Company, which require approval by a majority of all outstanding shares and not just a majority of the shares present and constituting a quorum.

        The Company's Articles of Incorporation do not presently include a provision permitting action by the written consent of shareholders owning the requisite percentage of shares without a meeting. As a result, under Texas law and the Company's current Articles of Incorporation, a shareholder meeting is required unless the Company can obtain the written consent of 100% of its shareholders for a given action, effectively an impossibility for a public corporation.

        Although the Company remains a publicly traded corporation with an estimated 320 shareholders, a majority of the Company's outstanding common stock entitled to vote at annual and special meetings of the Company's shareholders is currently held by less than 10 persons. Such persons are listed in this Proxy Statement under the heading "Outstanding Capital Stock and Stock Ownership of Directors, Certain Executive Officers and Principal Shareholders." In the event, as expected, this proposal to amend the Articles of Incorporation is approved by the current shareholders, these named persons would have the ability to take action on behalf of all shareholders by written consent, without prior notice to other shareholders, and without a meeting or vote of all shareholders.

        The Company's Board of Directors believes that because these individuals have the ability, acting together, to elect directors and take any other shareholder action at a scheduled meeting of the shareholders, to avoid the time and expense required to hold a meeting of shareholders, it would be in the best interest of the Company and its shareholders to amend the Articles of Incorporation to give the Company the flexibility to act more quickly and cost effectively without a meeting when the Board determines that it is in the best interest of the Company to do so.

        Passage of such proposal will not mean that the Company's shareholders will cease to be entitled to notice of shareholder actions. Pursuant to the rules of the Securities and Exchange Commission ("SEC"), all public companies that are subject to the SEC's reporting and disclosure rules, such as the Company, are required, in connection with any shareholder action taken by written consent of less than all shareholders, to provide to all shareholders the same information that would have been required to be provided in a Proxy Statement had a meeting been required under the corporation's governing law. Moreover, though not required to, it is expected that the Company will continue to hold annual meetings of shareholders in order to give all shareholders the opportunity to be present to ask questions of and receive answers from the Board of Directors and Company management concerning the Company and its operations.

        In accordance with Texas law, the Board of Directors has previously adopted a resolution authorizing an amendment to the Company's Articles of Incorporation to allow for shareholder action by written consent and providing that, after submission to and approval by the shareholders, such amendment be filed with the Texas Secretary of State.

        The Board of Directors recommends a vote for approval of an amendment to the Company's Articles of Incorporation to permit, in accordance with Texas law, shareholder actions to be taken by written consent of the requisite percentage of shareholders without a shareholder meeting or vote of all shareholders.


                        EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company are as follows:

        Name                      Age      Position with Company
        --------------------      ---      ------------------------------------
        Dr. Ralph M. Richart       69      Chairman of the Board

        Steve T. Laflin            46      President, Chief Executive Officer,
                                           Chief Financial Officer and Director

        Information concerning the business experience of Dr. Richart and Mr. Laflin is provided under the caption "Election of Directors" above.

        All executive officers are elected annually by the Board of Directors to serve until the next annual meeting of the Board of Directors and until their respective successors are chosen and qualified.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

        The following information summarizes annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 2001 and 2002 of the Chief Executive Officer during those respective years and the other four most highly compensated executive officers of the Company with annual income of $100,000 or more (collectively, the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                                        Long-Term
                                                                       Compensation
                                                                          Awards
                                            Annual Compensation         Securities
                                         --------------------------     Underlying                        All Other
          Name and                                           Bonus       Options           Stock         Compensation
     Principal Position         Year     Salary($)            ($)          (#)         Grants ($) (1)       ($)(2)
 --------------------------     ----     --------           -------    ------------    --------------    ------------
 Steve T. Laflin (3)            2000     $ 95,000             -0-          -0-               -0-             -0-
 President and CEO              2001     $106,885             -0-          -0-               -0-             -0-
                                2002     $120,000             -0-          -0-               -0-             -0-

 David M. Camp (4)              2000     $137,321             -0-          -0-               -0-             -0-
 President, Chief Executive     2001     $ 75,833             -0-          -0-               -0-          140,000(5)
 Officer and Director           2002        -0-               -0-          -0-               -0-             -0-

 Tommy L. Thompson (4)          2000     $157,402             -0-          -0-             $43,750           -0-
 (Former) Executive Vice        2001        -0-               -0-          -0-               -0-             -0-
 President and Chief            2002        -0-               -0-          -0-               -0-             -0-
 Operating Officer

 George Butterworth (4)         2000     $111,316             -0-          -0-               -0-             -0-
 Vice President                 2001        -0-               -0-          -0-               -0-             -0-
                                2002        -0-               -0-          -0-               -0-             -0-

 Bryce Drake (4)                2000     $106,327             -0-          -0-                -0-            -0-
 Vice President                 2001        -0-               -0-          -0-                -0-            -0-
                                2002        -0-               -0-          -0-                -0-            -0-

 Paul Landers (4)               2000     $ 73,069 (6 months)  -0-          -0-                -0-            -0-
 Chief Financial Officer        2001     $ 99,567             -0-          -0-                -0-          67,500(5)
                                2002        -0-               -0-          -0-                -0-            -0-

 ---------------
 (1) Represents the difference between the price paid by the named executive officer and the fair market value of such security on the date of purchase.
 (2) Except as described in Note 5, none of the named executive officers received any perquisites or other personal benefits in 2000, 2001 or 2002 that in the aggregate exceeded $50,000 or 10% of such named executive officer's salary and bonus for such year. See Note (1) above.
 (3) Mr. Laflin was elected by the Board of Directors to serve as President and Chief Executive Officer of I3 in August 2001.
 (4) Dr. Camp resigned as President and Chief Executive Officer in August 2001, and as Chairman of the Board effective April 24, 2002. Mr. Thompson resigned as Executive Vice-President, Chief Operating Officer and Director in November 2000. Mr. Butterworth resigned as Vice President in January 2001. Mr. Drake resigned as Vice President in January 2001. Mr. Landers resigned as Chief Financial Officer in August 2001.
 (5)    Severance compensation.

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information regarding options to purchase Common Stock of the Company granted during the fiscal year ended December 31, 2002 to the Named Executive Officers.

                                                   Percent of
                       No. of Securities          Total Options
                       Underlying Options     Granted to Employees      Exercise Price       Expiration
       Name               Granted (#)        in Fiscal Year 2002 (1)      Per Share             Date
 ------------------    ------------------    -----------------------    --------------    -----------------
 Steve T. Laflin           10,000,000                  77%                   $.02         February 28, 2009
 David M. Camp                 -0-                      -                      -                  -
 Tommy L. Thompson             -0-                      -                      -                  -
 George Butterworth            -0-                      -                      -                  -
 Bryce Drake                   -0-                      -                      -                  -
 Paul Landers                  -0-                      -                      -                  -

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

        None of the Named Executive Officers exercised options to purchase Common Stock in 2002. The following table sets forth certain information with regard to the outstanding options to purchase Common Stock as of the end of the year ended December 31, 2002 for the persons named in the Summary Compensation Table above.

                                 Shares
                              Acquired on      Value
           Name               Exercise (#)  Realized($)   Exercisable   Unexercisable   Exercisable   Unexercisable
 --------------------------   ------------  -----------   -----------   -------------   -----------   -------------
                                                              Number of Securities
                                                             Underlying Unexercised        Value of Unexercised
                                                               Options at Fiscal           In-the-Money Options
                                                                  Year-End(#)            At Fiscal Year-End($)(1)
                                                          ---------------------------   ---------------------------
 David M. Camp.............       -0-           -0-           -0-            -0-            -0-            -0-
 Tommy L. Thompson.........       -0-           -0-           -0-            -0-            -0-            -0-
 George Butterworth........       -0-           -0-           -0-            -0-            -0-            -0-
 Bryce Drake...............       -0-           -0-           -0-            -0-            -0-            -0-
 Steve T. Laflin...........       -0-           -0-        3,250,000      7,750,000         -0-         $200,000
 Paul Landers..............       -0-           -0-           -0-            -0-            -0-            -0-

 (1) Based on the last sale price of .04 of the Company's Common Stock as reported in the pink sheets on December 31, 2002. The exercise price of the options in this table are $.076 per share (1,000,000 shares) and $.02 per share (10,000,000 shares).

 Employment Agreements

        In April 2001, the Company entered into an Employment Agreement with Steve Laflin to serve as the Company's new President and Chief Executive Officer upon Dr. Camp's resignation and Mr. Laflin's election to the President and CEO position by the Board of Directors. Mr. Laflin was elected President and Chief Executive Officer by the Board of Directors in August 2001. Mr. Laflin's agreement provides for a four-year term at a base salary of $120,000. Mr. Laflin is entitled to bonus compensation at the discretion of the Board of Directors and the Compensation Committee. In connection with his Employment Agreement, Mr. Laflin was granted stock options to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $.076 per share, the fair market value of the Company's Common Stock on the date of grant. Of this amount, 500,000 options vested immediately with the remainder vesting in two equal installments of 250,000 in April 2002 and April 2003, respectively. Additionally, in March 2002, Mr. Laflin was granted 10,000,000 new options at $.02 per share. Of these shares, 2,500,000 shares vested immediately and the rest vest in equal installments in February 2003, 2004 and 2005.

 Compensation of Directors

        Employee directors of the Company do not receive additional compensation for their services as directors. Prior to its initial public offering, the Company did not pay director's fees but did reimburse directors for their expenses. Following the Company's initial public offering and until January 2001, the Company paid each non-employee director $500 per meeting for their services as directors. The Company continues to reimburse directors for all expenses incurred in connection with their activities as directors. Non-employee directors and employee directors of the Company are entitled to receive certain stock option awards under the Company's 2002 Amended and Restated Long Term Incentive Plan.

 Certain Transactions

        Mr. Randall O'Kane and Mr. Keith Allberg, who were originally elected as directors at the Company's 2001 annual meeting, are each founding members of RadQual, LLC. The Company and entered into a contract with RadQual pursuant to which I3 will manufacture nuclear medicine, reference and calibration standards sources for RadQual. The contract has an estimated yearly value of $1,300,000 to RadQual. Mr. Allberg resigned as a director in January, 2003 and Mr. O'Kane is not standing for re-election at the 2003 annual meeting.

        The Company believes that all prior transactions and loans between the Company and its officers, directors and 5% or greater stockholders have been on terms no less favorable than could be obtained by the Company from unaffiliated third parties. All future transactions between the Company and its officers, directors and 5% or greater stockholders will be on terms no less favorable than can be obtained by the Company from unaffiliated third parties and will be approved by a majority of the independent, disinterested directors of the Company.

                            REPORT OF AUDIT COMMITTEE

 General

        The Audit Committee currently consists of three (3) members, none of which serve as executive officers of the Company. Set forth below is a report prepared by Messrs. O'Kane, Richart and Grosso in their capacity as the Audit Committee addressing the Company's audit policies for the fiscal year 2002.

        The Audit Committee has: (i) reviewed and discussed the audited financial statements of the Company with Company management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as may be modified or supplemented; and
 (iii) received certain disclosures from the auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2002. The Audit Committee has adopted a written charter.

        Dr. Richart and Mr. Grosso each meet the NASDAQ definition of an independent director. Mr. O'Kane does not meet the definition of an independent director because of his affiliation with RadQual. See "Certain Transactions" above. Although each is well versed in financial matters, none of the members of the Audit Committee currently meet the SEC definition of an "audit committee financial expert."

                                    Submitted by the Audit Committee of
                                    the Board of Directors

                                    Christopher Grosso, Chairman
                                    Dr. Ralph M. Richart
                                    Randall O'Kane



                          ANNUAL REPORT ON FORM 10-KSB

        UPON WRITTEN REQUEST OF ANY BENEFICIAL SHAREHOLDER OR SHAREHOLDER OF RECORD, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 (INCLUDING THE EXHIBITS, FINANCIAL STATEMENTS, AND THE SCHEDULES THERETO) REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, MAY BE OBTAINED, WITHOUT CHARGE, FROM STEVE T. LAFLIN, PRESIDENT, 4137 COMMERCE CIRCLE, IDAHO FALLS, IDAHO 83401. A COPY OF SUCH FORM 10-KSB ACCOMPANIED THIS PROXY STATEMENT SENT TO SHAREHOLDERS IN CONNECTION WITH THE ANNUAL MEETING.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals to be presented at the 2004 Annual Meeting of Shareholders, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting, must be received by the Company at its offices in Idaho Falls, Idaho, addressed to the Secretary of the Company, not later than December 31, 2003. Such proposals must comply with the Bylaws of the Company and the requirements of Regulation 14A of the Securities Exchange Act of 1934.

                                  OTHER MATTERS

        At the date of this Proxy Statement, management was not aware that any matters not referred to in this Proxy Statement would be presented for action at the meeting. If any other matters should come before the meeting, the persons named in the accompanying form of Proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                           By Order of the Board of Directors


                                           /s/ Steve T. Laflin
                                           -------------------
                                           STEVE T. LAFLIN
                                           President and CEO
Dated: April __, 2003

                                      PROXY
           THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF INTERNATIONAL ISOTOPES INC.

        The undersigned hereby appoints: Dr. Ralph M. Richart and Steve T. Laflin, as proxies, and hereby authorizes each of them to represent and to vote, as designed on the reverse side, all of the shares of Common Stock of International Isotopes Inc. held of record by the undersigned on March 28, 2003 at the Annual Meeting of Shareholders to be held on April 29, 2003, or any adjournment thereof.

        The Board of Directors recommends that you vote FOR the nominees and the proposals listed hereon. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the nominees and the proposals.

 (Please see reverse side)

 1.   To elect three (3) Directors.

                                                      WITHOLD
                 FOR all nominees                    AUTHORITY
                   listed below                   to vote for all
                (except as marked                    nominees
                   to contrary)                    listed below

                       | |                              | |


 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

 Ralph M. Richart, Steve T. Laflin, Christopher Grosso.


 2. Proposal to ratify the Board of Director's selection of Hansen, Barnett & Maxwell as independent auditors.


                  FOR               AGAINST              ABSTAIN

                  | |                 | |                  | |


 3. Proposal to approve an amendment to the Company's Articles of Incorporation to provide, in accordance with Texas law, that shareholder actions may be taken by written consent of the requisite percentage of shareholders without a shareholder meeting or vote of all shareholders.

                  FOR               AGAINST              ABSTAIN

                  | |                 | |                  | |



 4. In their direction to vote upon such other business as may properly come before the meeting.

 DATED:_____________________, 2003.

________________________________________________________________________________
                           (SIGNATURE OF SHAREHOLDER)


________________________________________________________________________________
                           (SIGNATURE IF HELD JOINTLY)


 Please sign exactly as name appears hereon. When shares are held by joint tenants both should sign. when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other officer. If a partnership, please sign in partnership name by authorized person.